                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                   EXCHANGE ACT OF 1934 (AMENDMENT NO.      )

Filed by the Co-Registrants [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement      [ ] Confidential, for Use of the Com-
                                         mission Only (as permitted by
                                         Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Revised Materials
[ ] Soliciting Material Pursuant to Section 140.12a-12 14a-12

                        VAN KAMPEN HIGH INCOME TRUST II
                           VAN KAMPEN MUNICIPAL TRUST
                  VAN KAMPEN NEW YORK QUALITY MUNICIPAL TRUST
                VAN KAMPEN PENNSYLVANIA QUALITY MUNICIPAL TRUST
                   VAN KAMPEN FLORIDA QUALITY MUNICIPAL TRUST
                    VAN KAMPEN OHIO QUALITY MUNICIPAL TRUST
                    VAN KAMPEN TRUST FOR INSURED MUNICIPALS
                VAN KAMPEN TRUST FOR INVESTMENT GRADE MUNICIPALS
           VAN KAMPEN TRUST FOR INVESTMENT GRADE NEW YORK MUNICIPALS
         VAN KAMPEN TRUST FOR INVESTMENT GRADE PENNSYLVANIA MUNICIPALS
            VAN KAMPEN TRUST FOR INVESTMENT GRADE FLORIDA MUNICIPALS
          VAN KAMPEN TRUST FOR INVESTMENT GRADE NEW JERSEY MUNICIPALS
                  VAN KAMPEN ADVANTAGE MUNICIPAL INCOME TRUST
            VAN KAMPEN ADVANTAGE PENNSYLVANIA MUNICIPAL INCOME TRUST
                    VAN KAMPEN VALUE MUNICIPAL INCOME TRUST
             VAN KAMPEN MASSACHUSETTS VALUE MUNICIPAL INCOME TRUST
                VAN KAMPEN NEW YORK VALUE MUNICIPAL INCOME TRUST
               VAN KAMPEN CALIFORNIA VALUE MUNICIPAL INCOME TRUST
              VAN KAMPEN PENNSYLVANIA VALUE MUNICIPAL INCOME TRUST
                     VAN KAMPEN MUNICIPAL OPPORTUNITY TRUST
                   VAN KAMPEN MUNICIPAL OPPORTUNITY TRUST II
                 VAN KAMPEN ADVANTAGE MUNICIPAL INCOME TRUST II
                    VAN KAMPEN SELECT SECTOR MUNICIPAL TRUST
                            VAN KAMPEN INCOME TRUST

            (Names of Co-Registrants as Specified in Their Charters)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed per Exchange Act Rules 14a-6(i)(1) and 0-11.

[ ] Fee paid previously with preliminary materials.

                              --  OCTOBER 2005  --
--------------------------------------------------------------------------------
                                IMPORTANT NOTICE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                 TO VAN KAMPEN
                          CLOSED-END FUND SHAREHOLDERS
--------------------------------------------------------------------------------

                                                             QUESTIONS & ANSWERS

---------------------------------------
Although we recommend that you read the complete Joint Proxy Statement, we have provided for your convenience a brief overview of the issues to be voted on.
---------------------------------------
Q      WHY IS A SHAREHOLDER
       MEETING BEING HELD?
A      Each Van Kampen closed-
end fund is traded on a nationally recognized stock exchange and is required to hold an annual meeting of shareholders.
Q      WHAT PROPOSAL WILL BE
       VOTED ON?
A      You are being asked to elect
nominees for the Board of Trustees.
Q      WILL MY VOTE MAKE
       A DIFFERENCE?
A      Yes, your vote is important
and will make a difference no matter how many shares you own. We encourage all shareholders to participate in the governance of their funds.
Q      HOW DOES THE BOARD OF
       TRUSTEES RECOMMEND THAT I VOTE?
A      The Board recommends
that you vote "FOR ALL" of the nominees on the enclosed proxy card.
Q      WHY DOES THE JOINT PROXY
       STATEMENT LIST SEVERAL CLOSED-END FUNDS?
A      The funds have a similar
proposal and it is cost-effective to have a joint proxy statement and one meeting.
Q      WHERE DO I CALL FOR
       MORE INFORMATION?
A      Please call Van Kampen's
Client Relations Department at 1-800-341-2929 (Telecommunications Device for the Deaf users may call 1-800-421-2833) or visit our website at www.vankampen.com, where you can send us an e-mail message by selecting "Contact Us."

                              ABOUT THE PROXY CARD
--------------------------------------------------------------------------------

Please vote on each issue using blue or black ink to mark an X in one of the boxes provided on the proxy card.

ELECTION OF TRUSTEES - mark "FOR ALL," "WITHHOLD" or "FOR ALL EXCEPT."

To withhold authority to vote for any one or more individual nominee(s), check "FOR ALL EXCEPT" and write the nominee's name in the line below.

Sign, date and return the proxy card in the enclosed postage-paid envelope. All registered owners of an account, as shown in the address, must sign the card. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please indicate your full title.


[ ]  PLEASE MARK
 X   VOTES AS IN
     THIS EXAMPLE

                                VAN KAMPEN XXXXX
                      JOINT ANNUAL MEETING OF SHAREHOLDERS
 XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
 XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
 XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

                                             FOR ALL
                          FOR ALL  WITHHOLD  EXCEPT
1x.  Authority to vote        [ ]    [ ]       [ ]      2. To transact such other business as may
     for the election as                                   properly come before the Meeting.
     Class X Trustees
     the nominees named
     below:

XXXXXXXXX, XXXXXXXXX, XXXXXXXXX

     To withhold authority to vote for any one or more
     individual nominee check "For All Except" and write
     the
     nominee's name on the line below.
     ----------------------------------

Please be sure to sign and date this Proxy, Date

Shareholder sign here       Co-owner sign here

 XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
                   SAMPLE

                          VAN KAMPEN CLOSED-END FUNDS

                          1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020
                                 (800) 341-2929

                 NOTICE OF JOINT ANNUAL MEETING OF SHAREHOLDERS

                          TO BE HELD OCTOBER 28, 2005

  Notice is hereby given to the holders of common shares of beneficial interest ("Common Shares") and, where applicable, the holders of preferred shares of beneficial interest (the "Preferred Shares") of each of the Van Kampen Closed-End Funds listed on Annex A (the "Funds") to the attached Joint Proxy Statement that the Joint Annual Meeting of Shareholders of the Funds (the "Meeting") will be held at the offices of Van Kampen Investments Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, on Friday, October 28, 2005, at 10:00 a.m., for the following purposes:

1.   To elect trustees in the following manner:
     (a) With respect to VNV, VKI, VKV, VCV, VPV, VMV and VOT, to elect three Class III trustees, two by the holders of Common Shares of each such Fund and one by the holders of the Preferred Shares of each such Fund. The elected
         Class III trustees will each serve for a three year term or until a successor shall have been duly elected and qualified.

     (b) With respect to VGM, VTJ, VKA, VFM, VIM, VTN, VAP, VOQ,
         VTP, VKQ, VNM, VTF, VMO, VPQ and VLT, to elect four
         Class I trustees, each by the holders of Common Shares of each such Fund. The elected Class I trustees will each serve for a three year term or until a successor shall have been duly elected and qualified.

     (c) With respect to VKL, to elect three Class II trustees, two by the holders of Common Shares of the Fund and one by holders of the Preferred Shares of the Fund. The elected Class II trustees will each serve for a three year term or until a successor shall have been duly elected and qualified.

     (d) With respect to VIN, to elect three Class II trustees by the holders of Common Shares of the Fund. The elected
         Class II trustees will each serve for a three year term or until a successor shall have been duly elected and qualified.

2. To transact such other business as may properly come before the Meeting or any adjournments thereof.

  Holders of record of the Common Shares and, where applicable, Preferred Shares of each Fund at the close of business on September 28, 2005 are entitled to notice of and to vote at the Meeting and any adjournment thereof.

                                    By order of the Board of Trustees

                                    STEFANIE V. CHANG,
                                    Vice President
October 5, 2005

  EACH FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS MOST RECENT ANNUAL REPORT (AND THE MOST RECENT SEMI-ANNUAL REPORT SUCCEEDING THE ANNUAL REPORT, IF
ANY) TO ANY SHAREHOLDER UPON REQUEST. ANY SUCH REQUEST SHOULD BE DIRECTED TO THE RESPECTIVE FUND BY CALLING 1-800-341-2929 OR BY WRITING TO THE RESPECTIVE FUND AT 1 PARKVIEW PLAZA, PO BOX 5555, OAKBROOK TERRACE, ILLINOIS 60181-5555.

  SHAREHOLDERS OF THE FUNDS ARE INVITED TO ATTEND THE MEETING IN PERSON. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD WITH RESPECT TO EACH FUND IN WHICH YOU WERE A SHAREHOLDER AS OF THE RECORD DATE, DATE AND SIGN SUCH PROXY CARD(S), AND RETURN IT (THEM) IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.

  IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK THAT YOU MAIL YOUR PROXY PROMPTLY.

  The Board of Trustees of each Fund recommends that you cast your vote:

  - FOR ALL of the nominees for the Board of Trustees listed in the Joint Proxy Statement.

                            YOUR VOTE IS IMPORTANT.
                   PLEASE RETURN YOUR PROXY CARD(S) PROMPTLY
                       NO MATTER HOW MANY SHARES YOU OWN.

                             JOINT PROXY STATEMENT

                          VAN KAMPEN CLOSED-END FUNDS

                          1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020
                                 (800) 341-2929

                      JOINT ANNUAL MEETING OF SHAREHOLDERS

                                OCTOBER 28, 2005

                                  INTRODUCTION

  This Joint Proxy Statement is furnished in connection with the solicitation by the respective Board of Trustees (the "Trustees" or the "Board") of each of the Van Kampen Closed-End Funds listed on Annex A to this Joint Proxy Statement (the "Funds") of proxies to be voted at a Joint Annual Meeting of Shareholders of the Funds, and all adjournments thereof (the "Meeting"), to be held at the offices of Van Kampen Investments Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, on Friday, October 28, 2005, at 10:00 a.m. The Meeting will be an annual meeting for each Fund. The approximate mailing date of this Joint Proxy Statement and accompanying form of proxy is October 7, 2005.

  Participating in the Meeting are holders of common shares of beneficial interest (the "Common Shares") and, where applicable, the holders of preferred shares of beneficial interest (the "Preferred Shares") of each of the Funds as set forth in Annex A to this Joint Proxy Statement. The Common Shares and the Preferred Shares of the Funds sometimes are referred to herein collectively as the "Shares." The Meeting is scheduled as a joint meeting of the shareholders of the Funds because the shareholders of the Funds are expected to consider and vote on similar matters. The Board of Trustees has determined that the use of a joint proxy statement for the Meeting is in the best interest of the shareholders of each of the Funds. In the event that a shareholder of any Fund present at the Meeting objects to the holding of a joint meeting and moves for an adjournment of the meeting of such Fund to a time immediately after the Meeting so that such Fund's meeting may be held separately, the persons named as proxies will vote in favor of the adjournment.

  Annex A lists the abbreviated name and stock symbol by which the Funds sometimes are referred to in this Joint Proxy Statement. Please refer to Annex A for any questions you may have regarding whether your Fund is participating at the Meeting, defined terms relating to the Funds and abbreviated Fund names.

  The Board has fixed the close of business on September 28, 2005 as the record date (the "Record Date") for the determination of holders of Shares of each Fund entitled to vote at the Meeting. The number of issued and outstanding Common Shares and, where applicable, Preferred Shares of each Fund as of the Record Date is shown in Annex B to this Joint Proxy Statement.

  The following table summarizes the proposals to be presented at the Meeting for the Funds and the shareholders entitled to vote with respect to the proposals.

PROPOSAL/AFFECTED FUNDS                                   AFFECTED SHAREHOLDERS
-----------------------                                   ---------------------
1.    ELECTION OF TRUSTEES:
(a)   With respect to VNV, VKI, VKV, VCV, VPV, VMV, and
      VOT, to elect
      -- two Class III trustees, each by holders of
      Common Shares of each such Fund                            Common
      -- one Class III trustee by holders of Preferred
      Shares of each such Fund                                  Preferred
(b)   With respect to VGM, VTJ, VKA, VFM, VIM, VTN, VAP,
      VOQ, VTP, VKQ, VNM, VTF, VMO, VPQ and VLT, to
      elect
      -- four Class I trustees, each by holders of
      Common Shares of each such Fund                            Common
(c)   With respect to VKL, to elect
      -- two Class II trustees, each by holders of
      Common Shares of the Fund                                  Common
      -- one Class II trustee by holders of Preferred
      Shares of the Fund                                        Preferred
(d)   With respect to VIN, to elect
      -- three Class II trustees, each by holders of
      Common Shares of the Fund                                  Common

  EACH FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS MOST RECENT ANNUAL REPORT (AND THE MOST RECENT SEMI-ANNUAL REPORT SUCCEEDING THE ANNUAL REPORT, IF
ANY) TO ANY SHAREHOLDER UPON REQUEST. ANY SUCH REQUEST SHOULD BE DIRECTED TO THE RESPECTIVE FUND BY CALLING 1-800-341-2929 OR BY WRITING TO THE RESPECTIVE FUND AT 1 PARKVIEW PLAZA, PO BOX 5555, OAKBROOK TERRACE, ILLINOIS 60181-5555.

VOTING

  Shareholders of a Fund on the Record Date are entitled to one vote per Share with respect to any proposal submitted to the shareholders of the Fund, with no Share having cumulative voting rights. The voting requirement for passage of a particular proposal depends on the nature of the proposal.

  With respect to Proposal 1(a) through (d), holders of Common Shares and Preferred Shares, where applicable, will vote as separate classes for the respective nominee(s) to be elected by such class of Shares. The affirmative vote of a plurality of the Common Shares of a Fund present at the Meeting in person or by proxy is required to elect each nominee for Trustee of such Fund designated to be elected by the holders of the Common Shares of such Fund. The affirmative vote of a plurality of the Preferred Shares of a Fund present at the Meeting in person or by proxy is required to elect such nominee for trustee of such Fund designated to be elected by the holders of the Preferred Shares of such Fund. Election by plurality means those persons who receive the highest number of votes cast "FOR" up to the total number of persons to be elected as trustees at the Meeting shall be elected.

  The Board of Trustees of each Fund recommends that you cast your vote:

  - FOR ALL of the nominees for the Board of Trustees listed in the Joint Proxy Statement.

  An unfavorable vote on a proposal by the shareholders of one Fund will not affect the implementation of such proposal by another Fund, if the proposal is approved by the shareholders of the other Fund. An unfavorable vote on a proposal by the shareholders of a Fund will not affect such Fund's implementation of other proposals that receive a favorable vote. There is no cumulative voting with respect to the election of Trustees.

  All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon. Proxies received prior to the Meeting on which no vote is indicated will be voted "FOR" each proposal as to which they are entitled to be voted. Abstentions and broker non-votes (i.e., where a nominee such as a broker, holding shares for beneficial owners, indicates that instructions have not been received from the beneficial owners, and the nominee does not exercise discretionary authority) are not treated as votes "FOR" a proposal. With respect to Proposal 1(a) through (d), abstentions and broker non-votes are disregarded since only votes "FOR" are considered in a plurality voting requirement. A majority of the outstanding Shares of a Fund entitled to vote must be present in person or by proxy to have a quorum for such Fund to conduct business at the Meeting. Abstentions and broker non-votes will be deemed present for quorum purposes.

  Shareholders who execute proxies may revoke them at any time before they are voted by filing with the respective Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date or by attending the Meeting and voting in person.

  The Funds know of no business other than that mentioned in Proposal 1 of the Notice that will be presented for consideration at the Meeting. If any other matters are properly presented, it is the intention of the persons named on the enclosed proxy to vote proxies in accordance with their best judgment. In the event a quorum is present at the Meeting but sufficient votes to approve any of the proposals with respect to one or more Funds or proposals are not received, proxies (including abstensions and broker non-votes) would be voted in favor of one or more adjournments of the Meeting of the concerned Fund with respect to such proposal to permit further solicitation of proxies, provided they determine that such an adjournment and additional solicitation is reasonable and in the interest of shareholders based on a consideration of all relevant factors, including the nature of the relevant proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation.

INVESTMENT ADVISER

  The investment adviser for each Fund is Van Kampen Asset Management (the "Adviser"). The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company that administers more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios and has more than $103 billion under management or supervision as of August 31, 2005. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services. The principal business address of the Adviser and Van Kampen Investments is 1221 Avenue of the Americas, New York, New York 10020.

  The Adviser, certain affiliates of the Adviser, and certain investment companies advised by the Adviser or its affiliates were named as defendants in a number of similar class action complaints which were consolidated. The amended complaint also names as defendants certain individual trustees and directors of certain investment companies advised by affiliates of the Adviser; the complaint does not, however, name the individual trustees of any Van Kampen funds. The complaint generally alleges that defendants violated their statutory disclosure obligations and fiduciary duties by failing properly to disclose (i) that the Adviser and certain affiliates of the Adviser allegedly offered economic incentives to brokers and others to steer investors to the funds advised by the Adviser or its affiliates rather than funds managed by other companies, and (ii) that the funds advised by the Adviser or its affiliates allegedly paid excessive commissions to brokers in return for their alleged efforts to steer investors to these funds. The complaint seeks, among other things, unspecified compensatory damages, rescissionary damages, fees and costs. The defendants' motion to dismiss this action is pending. After defendants moved to dismiss, the plaintiffs filed a motion for leave to amend the complaint, which is also pending. The proposed amendment drops all claims against the named investment companies, which are listed only as nominal defendants. The proposed amendment raises similar claims against the Adviser and its affiliates with respect to the investment companies advised by the Adviser or its affiliates, and, in addition, alleges that affiliates of the Adviser received undisclosed compensation for steering investors into thirteen non-affiliated fund families. The defendants intend to continue to defend this action vigorously. While the defendants believe that they have meritorious defenses, the ultimate outcome of this matter is not presently determinable at this early stage of litigation.

  The Adviser and certain affiliates of the Adviser are also named as defendants in a derivative suit which additionally names as defendants individual trustees of certain Van Kampen funds; the named investment companies are listed as nominal defendants. The complaint alleges that defendants caused the Van Kampen funds to pay economic incentives to a proprietary sales force to promote the sale of Van Kampen funds. The complaint also alleges that the Van Kampen funds paid excessive commissions to Morgan Stanley and its affiliates in connection with the sales of the funds. The complaint seeks, among other things, the removal of the current trustees of the funds, rescission of the management contracts for the funds, disgorgement of profits by Morgan Stanley and its affiliates and monetary damages. This complaint has been coordinated with the action described in the preceding paragraph. The defendants have moved to dismiss this action and otherwise intend to defend it vigorously. This action is currently stayed until the later of (i) a ruling on the motion to dismiss the action described in the preceding paragraph or (ii) a ruling on a motion to dismiss the action described in the next paragraph. While the defendants believe that they have meritorious defenses, the ultimate outcome of this matter is not presently determinable at this early stage of litigation.

  The plaintiff in the action described in the preceding paragraph filed a separate derivative action against the Adviser, certain affiliates of the Adviser, the individual trustees of certain Van Kampen funds, and certain unaffiliated entities. The named investment companies are listed as nominal defendants. The complaint alleges that certain unaffiliated entities engaged in or facilitated market timing and late trading in the Van Kampen funds, and that the Adviser, certain affiliates of the Adviser, and the trustees failed to prevent and/or detect such market timing and late trading. The complaint seeks, among other things, the removal of the current trustees of the funds, rescission of the management contracts and distribution plans for the funds, disgorgement of fees and profits from the Adviser and its affiliates, and monetary damages. The defendants' motion to dismiss this action is pending. While the defendants believe that they have meritorious defenses, the ultimate outcome of this matter is not presently determinable at this early stage of litigation.

  The Adviser and one of the investment companies advised by the Adviser were named as defendants in a class action complaint generally alleging that the defendants breached their duties of care to long-term shareholders of the investment company by valuing portfolio securities at the closing prices of the foreign exchanges on which they trade without accounting for significant market information that became available after the close of the foreign exchanges but before calculation of net asset value. As a result, the complaint alleged, short-term traders were able to exploit stale pricing information to capture arbitrage profits that diluted the value of shares held by long-term investors. The complaint sought unspecified compensatory damages, punitive damages, fees and costs. The case was recently dismissed with prejudice but remains subject to appeals.

  The Adviser, one of the investment companies advised by the Adviser, and certain officers and directors of the investment company are defendants in a class action filed in 2001 alleging that the defendants issued a series of prospectuses and registration statements that were materially false and misleading. Among other things, the complaint alleges that the prospectuses and registration statements contained misleading descriptions of the method defendants used to value senior loan interests in the fund's portfolio, and that defendants materially overstated the net asset value of the fund. The court has preliminarily approved a settlement agreement, subject to later hearing on the fairness of the settlement agreement.

OTHER SERVICE PROVIDERS

  Each Fund has entered into an accounting services agreement with the Adviser and each Fund, except VIN, has entered into a legal services agreement with Van Kampen. Van Kampen's principal business address is 1221 Avenue of the Americas, New York, New York 10020. VLT has also entered into a support services agreement with Van Kampen Funds Inc. With respect to VKL, the Adviser and the Fund have entered into an administration agreement with Princeton Administrators, L.P. ("Princeton") for the provision of certain administrative services. Princeton's principal place of business is 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

                        PROPOSAL 1: ELECTION OF TRUSTEES

  Trustees are to be elected by the shareholders at the Meeting in the following manner:

         (a) With respect to VNV, VKI, VKV, VCV, VPV, VMV, and VOT, three Class III Trustees are to be elected at the Meeting, to serve until the later of each such Fund's Annual Meeting of Shareholders in 2008 or until a successor has been duly elected and qualified. Holders of Common Shares, voting as a separate class, will vote with respect to two Class III Trustees (R. Craig Kennedy and Jack E. Nelson) designated to be elected by such class of shares. Holders of Preferred Shares, voting as a separate class, will vote with respect to one Class III Trustee, Hugo
         F. Sonnenschein, designated to be elected by such class of shares. An affirmative vote of a plurality of the Common Shares of each such Fund and a plurality of the Preferred Shares of each such Fund, is required to elect the respective nominees. It is the intention of the persons named in the enclosed proxy to vote the Shares represented by them for the election of the respective nominees listed unless the proxy is marked otherwise.

         (b) With respect to VGM, VTJ, VKA, VFM, VIM, VTN, VAP, VOQ, VTP, VKQ, VNM, VTF, VMO, VPQ and VLT, four Class I Trustees are to be elected at the Meeting, to serve until the later of each such Fund's Annual Meeting of Shareholders in 2008 or until a successor has been duly elected and qualified. Holders of Common Shares, voting as a separate class, will vote with respect to four Class I Trustees (David C. Arch, Jerry D. Choate, Howard J Kerr and Suzanne H. Woolsey) designated to be elected by such class of shares. An affirmative vote of a plurality of the Common Shares of each such Fund is required to elect the respective nominees. It is the intention of the persons named in the enclosed proxy to vote the Shares represented by them for the election of the respective nominees listed unless the proxy is marked otherwise.

         (c) With respect to VKL, three Class II Trustees are to be elected at the Meeting, to serve until the later of such Fund's Annual Meeting of Shareholders in 2008 or until their successors have been duly elected and qualified. Holders of Common Shares, voting as a separate class, will vote with respect to two Class II Trustees (Linda Hutton Heagy and Wayne W. Whalen) designated to be elected by such class of shares. Holders of Preferred Shares, voting as a separate class, will vote with respect to one Class II Trustee, Rod Dammeyer, designated to be elected by such class of shares. An affirmative vote of a plurality of the Common Shares of the Fund and a plurality of the Preferred Shares of the Fund is required to elect the respective nominees. It is the intention of the persons named in the enclosed proxy to vote the Shares represented by them for the election of the respective nominees listed unless the proxy is marked otherwise.

         (d) With respect to VIN, three Class II Trustees are to be elected at the Meeting to serve until the later of the Fund's Annual Meeting of Shareholders in 2008 or until a successor has been duly elected and qualified. Holders of Common Shares, voting as a separate class, will vote with respect to three Class II Trustees (Rod Dammeyer, Linda Hutton Heagy and Wayne W. Whalen) designated to be elected by such class of shares. An affirmative vote of a plurality of the Common Shares of the Fund is required to elect the nominee. It is the intention of the persons named in the enclosed proxy to vote the Shares represented by them for the election of the nominee listed unless the proxy is marked otherwise.

           As in the past, only one class of trustees is being submitted to shareholders of each Fund for election at the Meeting. The Declaration of Trust of each Fund provides that the Board of Trustees shall consist of

         Trustees divided into three classes, the classes to be as nearly equal in number as possible. The Trustees of only one class are elected at each annual meeting so that the regular term of only one class of Trustees will expire annually and any particular Trustee stands for election only once in each three-year period. This type of classification may prevent replacement of a majority of Trustees of a Fund for up to a two-year period. The foregoing is subject to the provisions of the Investment Company Act of 1940, as amended (the "1940 Act"), applicable state law based on the state of organization of each Fund, each Fund's Declaration of Trust and each Fund's Bylaws.

      INFORMATION REGARDING TRUSTEES AND NOMINEES FOR ELECTION AS TRUSTEE

  The business and affairs of the Funds are managed under the direction of the Board of Trustees. The tables below list the incumbent Trustees and nominees for Trustee, their principal occupations during the last five years, other directorships held by them and their affiliations, if any, with the Adviser or its affiliates. The term "Fund Complex" includes each of the investment companies advised by the Adviser as of the Record Date. Trustees of the Funds generally serve three year terms or until their successors are duly elected and qualified. All nominees have consented to being named in this Joint Proxy Statement and have agreed to serve if elected.

INDEPENDENT TRUSTEES

                                                                                                   NUMBER OF
                                                TERM OF                                             FUNDS IN
                                               OFFICE AND                                             FUND
                                  POSITION(S)  LENGTH OF                                            COMPLEX
NAME, AGE AND ADDRESS              HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                  OVERSEEN
OF TRUSTEE                           FUNDS       SERVED    DURING PAST 5 YEARS                     BY TRUSTEE
David C. Arch(1) (60)             Trustee          +       Chairman and Chief Executive Officer        78
Blistex Inc.                                               of Blistex Inc., a consumer health
1800 Swift Drive                                           care products manufacturer. Director
Oak Brook, IL 60523                                        of the Heartland Alliance, a
                                                           nonprofit organization serving human
                                                           needs based in Chicago. Director of
                                                           St. Vincent de Paul Center -- a
                                                           Chicago based day care facility
                                                           serving the children of low income
                                                           families. Board member of the
                                                           Illinois Manufacturers' Association.


NAME, AGE AND ADDRESS             OTHER DIRECTORSHIPS
OF TRUSTEE                        HELD BY TRUSTEE
David C. Arch(1) (60)             Trustee/Director/Managing
Blistex Inc.                      General Partner of funds in
1800 Swift Drive                  the Fund Complex.
Oak Brook, IL 60523

                                                                                                   NUMBER OF
                                                TERM OF                                             FUNDS IN
                                               OFFICE AND                                             FUND
                                  POSITION(S)  LENGTH OF                                            COMPLEX
NAME, AGE AND ADDRESS              HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                  OVERSEEN
OF TRUSTEE                           FUNDS       SERVED    DURING PAST 5 YEARS                     BY TRUSTEE

Jerry D. Choate(1) (67)           Trustee          +       Prior to January 1999, Chairman and         76
33971 Selva Road                                           Chief Executive Officer of the
Suite 130                                                  Allstate Corporation ("Allstate") and
Dana Point, CA 92629                                       Allstate Insurance Company. Prior to
                                                           January 1995, President and Chief
                                                           Executive Officer of Allstate. Prior
                                                           to August 1994, various management
                                                           positions at Allstate.


NAME, AGE AND ADDRESS             OTHER DIRECTORSHIPS
OF TRUSTEE                        HELD BY TRUSTEE

Jerry D. Choate(1) (67)           Trustee/Director/Managing
33971 Selva Road                  General Partner of funds in
Suite 130                         the Fund Complex. Director
Dana Point, CA 92629              of Amgen Inc., a
                                  biotechnological company,
                                  and Director of Valero
                                  Energy Corporation, an
                                  independent refining
                                  company.

                                                                                                   NUMBER OF
                                                TERM OF                                             FUNDS IN
                                               OFFICE AND                                             FUND
                                  POSITION(S)  LENGTH OF                                            COMPLEX
NAME, AGE AND ADDRESS              HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                  OVERSEEN
OF TRUSTEE                           FUNDS       SERVED    DURING PAST 5 YEARS                     BY TRUSTEE
Rod Dammeyer(2) (64)              Trustee          +       President of CAC, L.L.C., a private         78
CAC, L.L.C.                                                company offering capital investment
4350 LaJolla Village Drive                                 and management advisory services.
Suite 980                                                  Prior to February 2001, Vice Chairman
San Diego, CA 92122-6223                                   and Director of Anixter
                                                           International, Inc., a global
                                                           distributor of wire, cable and
                                                           communications connectivity products.
                                                           Prior to July 2000, Managing Partner
                                                           of Equity Group Corporate Investment
                                                           (EGI), a company that makes private
                                                           investments in other companies.


NAME, AGE AND ADDRESS             OTHER DIRECTORSHIPS
OF TRUSTEE                        HELD BY TRUSTEE
Rod Dammeyer(2) (64)              Trustee/Director/Managing
CAC, L.L.C.                       General Partner of funds in
4350 LaJolla Village Drive        the Fund Complex. Director
Suite 980                         of Stericycle, Inc., Ventana
San Diego, CA 92122-6223          Medical Systems, Inc., and
                                  GATX Corporation, and
                                  Trustee of The Scripps
                                  Research Institute. Prior to
                                  January 2005, Trustee of the
                                  University of Chicago
                                  Hospitals and Health
                                  Systems. Prior to April
                                  2004, Director of
                                  TheraSense, Inc. Prior to
                                  January 2004, Director of
                                  TeleTech Holdings Inc. and
                                  Arris Group, Inc. Prior to
                                  May 2002, Director of
                                  Peregrine Systems Inc. Prior
                                  to February 2001, Director
                                  of IMC Global Inc.

                                                                                                   NUMBER OF
                                                TERM OF                                             FUNDS IN
                                               OFFICE AND                                             FUND
                                  POSITION(S)  LENGTH OF                                            COMPLEX
NAME, AGE AND ADDRESS              HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                  OVERSEEN
OF TRUSTEE                           FUNDS       SERVED    DURING PAST 5 YEARS                     BY TRUSTEE
Linda Hutton Heagy(2) (57)        Trustee          +       Managing Partner of Heidrick &              76
Heidrick & Struggles                                       Struggles, an executive search firm.
233 South Wacker Drive                                     Trustee on the University of Chicago
Suite 7000                                                 Hospitals Board, Vice Chair of the
Chicago, IL 60606                                          Board of the YMCA of Metropolitan
                                                           Chicago and a member of the Women's
                                                           Board of the University of Chicago.
                                                           Prior to 1997, Partner of Ray &
                                                           Berndtson, Inc., an executive
                                                           recruiting firm. Prior to 1996,
                                                           Trustee of The International House
                                                           Board, a fellowship and housing
                                                           organization for international
                                                           graduate students. Prior to 1995,
                                                           Executive Vice President of ABN AMRO,
                                                           N.A., a bank holding company. Prior
                                                           to 1992, Executive Vice President of
                                                           The Exchange National Bank.


NAME, AGE AND ADDRESS             OTHER DIRECTORSHIPS
OF TRUSTEE                        HELD BY TRUSTEE
Linda Hutton Heagy(2) (57)        Trustee/Director/Managing
Heidrick & Struggles              General Partner of funds in
233 South Wacker Drive            the Fund Complex.
Suite 7000
Chicago, IL 60606

                                                                                                   NUMBER OF
                                                TERM OF                                             FUNDS IN
                                               OFFICE AND                                             FUND
                                  POSITION(S)  LENGTH OF                                            COMPLEX
NAME, AGE AND ADDRESS              HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                  OVERSEEN
OF TRUSTEE                           FUNDS       SERVED    DURING PAST 5 YEARS                     BY TRUSTEE

R. Craig Kennedy(3) (53)          Trustee          +       Director and President of the German        76
1744 R Street, N.W.                                        Marshall Fund of the United States,
Washington, D.C. 20009                                     an independent U.S. foundation
                                                           created to deepen understanding,
                                                           promote collaboration and stimulate
                                                           exchanges of practical experience
                                                           between Americans and Europeans.
                                                           Formerly, advisor to the Dennis
                                                           Trading Group Inc., a managed futures
                                                           and option company that invests money
                                                           for individuals and institutions.
                                                           Prior to 1992, President and Chief
                                                           Executive Officer, Director and
                                                           member of the Investment Committee of
                                                           the Joyce Foundation, a private
                                                           foundation.

Howard J Kerr(1) (69)             Trustee          +       Prior to 1998, President and Chief          78
736 North Western Avenue                                   Executive Officer of Pocklington
P.O. Box 317                                               Corporation, Inc., an investment
Lake Forest, IL 60045                                      holding company. Director of the
                                                           Marrow Foundation.


NAME, AGE AND ADDRESS             OTHER DIRECTORSHIPS
OF TRUSTEE                        HELD BY TRUSTEE

R. Craig Kennedy(3) (53)          Trustee/Director/Managing
1744 R Street, N.W.               General Partner of funds in
Washington, D.C. 20009            the Fund Complex.


Howard J Kerr(1) (69)             Trustee/Director/Managing
736 North Western Avenue          General Partner of funds in
P.O. Box 317                      the Fund Complex. Director
Lake Forest, IL 60045             of the Lake Forest Bank &
                                  Trust.

                                                                                                   NUMBER OF
                                                TERM OF                                             FUNDS IN
                                               OFFICE AND                                             FUND
                                  POSITION(S)  LENGTH OF                                            COMPLEX
NAME, AGE AND ADDRESS              HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                  OVERSEEN
OF TRUSTEE                           FUNDS       SERVED    DURING PAST 5 YEARS                     BY TRUSTEE

Jack E. Nelson(3) (69)            Trustee          +       President of Nelson Investment              76
423 Country Club Drive                                     Planning Services, Inc., a financial
Winter Park, FL 32789                                      planning company and registered
                                                           investment adviser in the State of
                                                           Florida. President of Nelson Ivest
                                                           Brokerage Services Inc., a member of
                                                           the NASD, Securities Investors
                                                           Protection Corp. and the Municipal
                                                           Securities Rulemaking Board.
                                                           President of Nelson Sales and
                                                           Services Corporation, a marketing and
                                                           services company to support
                                                           affiliated companies.

Hugo F. Sonnenschein(3) (64)      Trustee          +       President Emeritus and Honorary             78
1126 E. 59th Street                                        Trustee of the University of Chicago
Chicago, IL 60637                                          and the Adam Smith Distinguished
                                                           Service Professor in the Department
                                                           of Economics at the University of
                                                           Chicago. Prior to July 2000,
                                                           President of the University of
                                                           Chicago. Trustee of the University of
                                                           Rochester and a member of its
                                                           investment committee. Member of the
                                                           National Academy of Sciences, the
                                                           American Philosophical Society and a
                                                           fellow of the American Academy of
                                                           Arts and Sciences.


NAME, AGE AND ADDRESS             OTHER DIRECTORSHIPS
OF TRUSTEE                        HELD BY TRUSTEE

Jack E. Nelson(3) (69)            Trustee/Director/Managing
423 Country Club Drive            General Partner of funds in
Winter Park, FL 32789             the Fund Complex.

Hugo F. Sonnenschein(3) (64)      Trustee/Director/Managing
1126 E. 59th Street               General Partner of funds in
Chicago, IL 60637                 the Fund Complex. Director
                                  of Winston Laboratories,
                                  Inc.

                                                                                                   NUMBER OF
                                                TERM OF                                             FUNDS IN
                                               OFFICE AND                                             FUND
                                  POSITION(S)  LENGTH OF                                            COMPLEX
NAME, AGE AND ADDRESS              HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                  OVERSEEN
OF TRUSTEE                           FUNDS       SERVED    DURING PAST 5 YEARS                     BY TRUSTEE

Suzanne H. Woolsey, Ph.D.(1)      Trustee          +       Previously Chief Communications             76
(63)                                                       Officer of the National Academy of
815 Cumberstone Road                                       Sciences/ National Research Council,
Harwood, MD 20776                                          an independent, federally chartered
                                                           policy institution, from 2001 to
                                                           November 2003 and Chief Operating
                                                           Officer from 1993 to 2001. Director
                                                           of the Institute for Defense
                                                           Analyses, a federally funded research
                                                           and development center, Director of
                                                           the German Marshall Fund of the
                                                           United States, Director of the Rocky
                                                           Mountain Institute and Trustee of
                                                           Colorado College. Prior to 1993,
                                                           Executive Director of the Commission
                                                           on Behavioral and Social Sciences and
                                                           Education at the National Academy of
                                                           Sciences/National Research Council.
                                                           From 1980 through 1989, Partner of
                                                           Coopers & Lybrand.


NAME, AGE AND ADDRESS             OTHER DIRECTORSHIPS
OF TRUSTEE                        HELD BY TRUSTEE

Suzanne H. Woolsey, Ph.D.(1)      Trustee/Director/Managing
(63)                              General Partner of funds in
815 Cumberstone Road              the Fund Complex. Director
Harwood, MD 20776                 of Fluor Corp., an
                                  engineering, procurement and
                                  construction organization,
                                  since January 2004 and
                                  Director of Neurogen
                                  Corporation, a
                                  pharmaceutical company,
                                  since January 1998.

INTERESTED TRUSTEE

                                                                                                                   NUMBER OF
                                          TERM OF                                                                   FUNDS IN
                                         OFFICE AND                                                                   FUND
                            POSITION(S)  LENGTH OF                                                                  COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                                        OVERSEEN
OF TRUSTEE                     FUND        SERVED    DURING PAST 5 YEARS                                           BY TRUSTEE

Wayne W. Whalen*(2) (66)    Trustee          +       Partner in the law firm of Skadden, Arps, Slate, Meagher &        78
333 West Wacker Drive                                Flom LLP, legal counsel to certain funds in the Fund
Chicago, IL 60606                                    Complex.


NAME, AGE AND ADDRESS       OTHER DIRECTORSHIPS
OF TRUSTEE                  HELD BY TRUSTEE

Wayne W. Whalen*(2) (66)    Trustee/Director/
333 West Wacker Drive       Managing General
Chicago, IL 60606           Partner of funds in
                            the Fund Complex.
                            Director of the
                            Abraham Lincoln
                            Presidential Library
                            Foundation.

---------------
(1) Designated as a Class I trustee.

(2) Designated as a Class II trustee.

(3) Designated as a Class III trustee.

+ Each Trustee generally serves a three-year term from the date of election.
  Each Trustee has served as a Trustee of each respective Fund since the year shown in Annex C.

* Mr. Whalen is an interested person of funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such funds in the Fund Complex.

REMUNERATION OF TRUSTEES

  The compensation of Trustees and executive officers that are affiliated persons (as defined in 1940 Act) of Asset Management or Van Kampen is paid by the respective entity. The funds in the Fund Complex, including the Funds, pay the non-affiliated Trustees an annual retainer and meeting fees.

  Each fund in the Fund Complex (except the Van Kampen Exchange Fund) provides a deferred compensation plan to its non-affiliated Trustees that allows such Trustees to defer receipt of compensation and earn a return on such deferred amounts based upon the return of the common shares of the funds in the Fund Complex as selected by the respective non-affiliated Trustees. Each fund in the Fund Complex (except the Van Kampen Exchange Fund) also provides a retirement plan to its non-affiliated Trustees that provides non-affiliated Trustees with compensation after retirement, provided that certain eligibility requirements are met as more fully described below.

  Each non-affiliated Trustee generally can elect to defer receipt of all or a portion of the compensation earned by such non-affiliated Trustee until retirement. Amounts deferred are retained by the respective fund and earn a rate of return determined by reference to the return on the common shares of such fund or other funds in the Fund Complex as selected by the respective non-affiliated Trustee, with the same economic effect as if such non-affiliated Trustee had invested in one or more funds in the Fund Complex, including the Funds. To the extent permitted by the 1940 Act, each Fund may invest in securities of those funds selected by the non-affiliated Trustees in order to match the deferred compensation obligation. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the respective Fund.

  Each Fund has adopted a retirement plan. Under the retirement plan, a non-affiliated Trustee who is receiving Trustee's compensation from a Fund prior to such non-affiliated Trustee's retirement, has at least 10 years of service (including years of service prior to adoption of the retirement plan) for such Fund and retires at or after attaining the age of 60, is eligible to receive a retirement benefit each year for ten years following such Trustee's retirement from such Fund. Non-affiliated Trustees retiring prior to the age of 60 or with fewer than 10 years but more than 5 years of service may receive reduced retirement benefits from a Fund. Each Trustee has served as a member of each Fund's Board of Trustees since the year of such Trustee's appointment or election as set forth on Annex C to this Proxy Statement.

  Additional information regarding compensation and benefits for Trustees is set forth below. As indicated in the notes accompanying the table, the amounts relate to either the respective Fund's most recently completed fiscal year end in 2004 or the Fund Complex's most recently completed calendar year ended December 31, 2004.

                               COMPENSATION TABLE

                                                                FUND COMPLEX
                                         ----------------------------------------------------------
                                                                                          TOTAL
                                                                                      COMPENSATION
                           AGGREGATE     AGGREGATE PENSION OR   AGGREGATE ESTIMATED      BEFORE
                          COMPENSATION   RETIREMENT BENEFITS      ANNUAL BENEFITS     DEFERRAL FROM
                           FROM EACH      ACCRUED AS PART OF           UPON               FUND
        NAME(1)             FUND(2)        FUND EXPENSES(3)        RETIREMENT(4)       COMPLEX(5)
        -------           ------------   --------------------   -------------------   -------------
INDEPENDENT TRUSTEES
David C. Arch...........       (2)       35,277$........             $147,500           $192,530
Jerry D. Choate.........       (2)       82,527........               126,000            200,002
Rod Dammeyer............       (2)       63,782........               147,500            208,000
Linda Hutton Heagy......       (2)       24,465........               142,500            184,784
R. Craig Kennedy........       (2)       16,911........               142,500            200,002
Howard J Kerr...........       (2)       140,743.......               146,250            208,000
Jack E. Nelson..........       (2)       97,294........               109,500            200,002
Hugo F. Sonnenschein....       (2)       64,476........               147,500            208,000
Suzanne H. Woolsey......       (2)       58,450........               142,500            200,002
INTERESTED TRUSTEE
Wayne W. Whalen.........       (2)       72,001........               147,500            208,000

---------------
N/A: Not applicable.

(1) Trustees not eligible for compensation and retirement benefits are not included in the Compensation Table. Theodore A. Myers retired from the Board of Trustees of the Funds and other funds in the Fund Complex as of December 31, 2003. J. Miles Branagan retired as a member of the Board of Trustees of the Funds and other funds in the Fund Complex on December 31, 2004. Richard
    F. Powers III and Mitchell M. Merin resigned as members of the Board of Trustees of the Funds and other funds in the Fund Complex on September 22, 2005.

(2) The amount of aggregate compensation payable by each Fund for its most recently completed fiscal year ended in 2004 before deferral by the Trustees under the deferred compensation plan is shown in Annex D. Certain Trustees deferred all or a portion of the aggregate compensation payable by each Fund for its most recently completed fiscal year end in 2004 as shown in Annex E. The deferred compensation plan is described above the table. Amounts deferred are retained by the respective Fund and earn a rate of return determined by reference to either the return on the Common Shares of the Fund or the common shares of other funds in the Fund Complex as selected by the respective Trustee. To the extent permitted by the 1940 Act, the Fund may invest in securities of these funds selected by the Trustees in order to match the deferred compensation obligation. The cumulative deferred compensation (including earnings accrued thereon for each trustee) for each Fund as of the end of its most recently completed fiscal year end in 2004 is shown in Annex F.

(3) The amounts shown in this column represent the sum of the estimated pension or retirement benefit accruals expected to be accrued by the operating funds in the Fund Complex for their respective fiscal years ended in 2004. The retirement plan is described above the compensation table.

(4) For each Trustee, the amounts shown in this column represent the sum of the estimated annual benefits upon retirement payable per year by the operating funds in the Fund Complex as of the calendar year ended December 31, 2004 for each year of the 10-year period commencing in the year of such Trustee's anticipated retirement. Each Fund is expected to pay benefits each year of the 10-year period commencing in the year of such Trustee's retirement to those Trustees who retire at or over the age of 60 and with at least ten years of service to each Fund. The retirement plan is described above the compensation table. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in the column are presented on a calendar year basis.

(5) The amounts shown in this column are accumulated from the aggregate compensation of the operating investment companies in the Fund Complex as of the calendar year ended December 31, 2004 before deferral by the Trustees under the deferred compensation plan. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis.

BOARD COMMITTEES AND MEETINGS

  Each Fund's Board of Trustees has three standing committees (an audit committee, a brokerage and services committee and a governance committee). Each committee is comprised solely of "Independent Trustees", which is defined for purposes herein as trustees who: (1) are not "interested persons" of the Fund as defined by the 1940 Act and (2) are "independent" of the respective Fund as defined by the New York Stock Exchange, American Stock Exchange and Chicago Stock Exchange listing standards.

  Each Board's audit committee consists of Jerry D. Choate, Rod Dammeyer and R. Craig Kennedy. In addition to being Independent Trustees as defined above, each of these Trustees also meets the additional independence requirements for audit committee members as defined by the New York Stock Exchange, American Stock Exchange and Chicago Stock Exchange listing standards. The audit committee makes recommendations to the Board of Trustees concerning the selection of each Fund's independent registered public accounting firm, reviews with such independent registered public accounting firm the scope and results of each Fund's annual audit and considers any comments which the independent registered public accounting firm may have regarding each Fund's financial statements, books of account or internal controls. Each Board of Trustees has adopted a formal written charter for the audit committee which sets forth the audit committee's responsibilities. The audit committee has reviewed and discussed the financial statements of each Fund with management as well as with the independent registered public accounting firm of each Fund, and discussed with the independent registered public accounting firm the matters required to be discussed under the Statement of Auditing Standards No. 61. The audit committee has received the written disclosures and the letter from the independent registered public accounting firm required under Independence Standard Board Standard No. 1 and has discussed with the independent auditors their independence. Based on this review, the audit committee recommended to the Board of Trustees of each Fund that each Fund's audited financial statements be included in each Fund's annual report to shareholders for the most recent fiscal year for filing with the Securities and Exchange Commission ("SEC").

  In accordance with proxy rules promulgated by the SEC, a fund's audit committee charter is required to be filed at least once every three years as an exhibit to a fund's proxy statement. The audit committee charter for each of the Funds was attached as Annex K to the Funds' 2004 Proxy Statement.

  Each Board's brokerage and services committee consists of Linda Hutton Heagy, Hugo F. Sonnenschein and Suzanne H. Woolsey. The brokerage and services committee reviews each Fund's allocation of brokerage transactions and soft-dollar practices and reviews the transfer agency and shareholder servicing arrangements.

  Each Board's governance committee consists of David C. Arch, Howard J Kerr and Jack E. Nelson. In addition to being Independent Trustees as defined above, each of these Trustees also meets the additional independence requirements for nominating committee members as defined by the New York Stock Exchange, American Stock Exchange and Chicago Stock Exchange listing standards. The governance committee identifies individuals qualified to serve as Independent Trustees on the Board and on committees of the Board, advises the Board with respect to Board composition, procedures and committees, develops and recommends to the Board a set of corporate governance principles applicable to the respective Fund, monitors corporate governance matters and makes recommendations to the Board, and acts as the administrative committee with respect to Board policies and procedures, committee policies and procedures and codes of ethics. The Independent Trustees of the respective Fund select and nominate any other nominee Independent Trustees for the respective Fund. While the Independent Trustees of the respective Fund expect to be able to continue to identify from their own resources an ample number of qualified candidates for the Board of Trustees as they deem appropriate, they will consider nominations from shareholders to the Board. Nominations from shareholders should be in writing and sent to the Independent Trustees as described below.

  In accordance with proxy rules promulgated by the SEC, a fund's nominating committee charter is required to be filed at least once every three years as an exhibit to a fund's proxy statement. The governance committee charter for each of the Funds, which includes each Fund's nominating policies, was attached as Annex L to the Funds' 2004 Proxy Statement.

  During the fiscal year ended October 31, 2004, the Board of Trustees of VKV, VCV, VMV, VNV, VPV, VOT, VKI, VGM, VIM, VTF, VTJ, VTN, VTP, VMO, VKA, VAP, VKL, VKQ, VFM, VOQ, VNM and VPQ each held 16 meetings. During each such Fund's last fiscal year, the audit committee of each such Board held 6 meetings, the brokerage and services committee of each Board held 4 meeting and the governance committee held 5 meeting during each such Fund's last fiscal year. During the last fiscal year, each of the Trustees of such Funds during the period such Trustee served as a Trustee attended at least 75% of the meetings of the respective Board of Trustees and all committee meetings thereof of which such Trustee was a member.

  During the fiscal year ended December 31, 2004, the Board of Trustees of VIN and VLT each held 16 meetings. During each such Fund's last fiscal year, the audit committee of each Board held 6 meetings, the brokerage and services committee of each Board of each such Fund held 4 meetings and the governance committee held 5 meetings during each such Fund's last fiscal year. During the last fiscal year, each of the Trustees of such Funds during the period such Trustee served as a Trustee attended at least 75% of the meetings of the respective Board of Trustees and all committee meetings thereof of which such Trustee was a member.

SHAREHOLDER COMMUNICATIONS

  Shareholders may send communications to each Funds' Board of Trustees. Shareholders should send communications intended for the Board by addressing the communication directly to the Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members) and by sending the communication to either the applicable Fund's office or directly to such Board member(s) at the address specified for such Trustee above. Other shareholder communications received by any Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management's discretion based on the matters contained therein.

SHAREHOLDER APPROVAL

  With respect to Proposal 1(a) through (d), the holders of Common Shares and Preferred Shares, where applicable, voting as a separate class, will vote on the respective nominees designated to be elected by such class of shares. The affirmative vote of a plurality of the Common Shares of each Fund present at the Meeting in person or by proxy is required to elect each nominee for Trustee designated to be elected by the Common Shares and, where applicable, the affirmative vote of a plurality of the Preferred Shares of each Fund present at the Meeting in person or by proxy is required to elect each nominee for Trustee designated to be elected by the Preferred Shares. THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR ALL" OF THE NOMINEES.

                               OTHER INFORMATION

EXECUTIVE OFFICERS OF THE FUNDS

  The following information relates to the executive officers of the Funds who are not Trustee nominees. Each officer also serves in the same capacity for all or a number of the other investment companies advised by the Adviser or affiliates of the Adviser. The officers of the Funds are appointed annually by the Trustees and serve for one year or until their respective successors are chosen and qualified. The Funds' officers receive no compensation from the Funds but may also be officers of the Adviser or officers of affiliates of the Adviser and receive compensation in such capacities.

                                                   TERM OF
                                                  OFFICE AND
                                 POSITION(S)      LENGTH OF
NAME, AGE AND                     HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                  FUNDS           SERVED    DURING PAST 5 YEARS
Ronald E. Robison (66)        President and       Officer     President of funds in the Fund Complex since September 2005,
1221 Avenue of the Americas   Principal           since 2003  Principal Executive Officer of funds in the Fund Complex
New York, NY 10020            Executive Officer               since 2003, and previously Executive Vice President of funds in the Fund Complex from 2003 to 2005. Managing Director of
                                                              Morgan Stanley and Morgan Stanley & Co. Incorporated.
                                                              Managing Director and Director of Morgan Stanley Investment
                                                              Management Inc. Chief Administrative Officer, Managing
                                                              Director and Director of Morgan Stanley Investment Advisors
                                                              Inc. and Morgan Stanley Services Company Inc. and Managing
                                                              Director and Director of Morgan Stanley Distributors Inc.
                                                              Chief Executive Officer and Director of Morgan Stanley
                                                              Trust. Executive Vice President and Principal Executive
                                                              Officer of the Institutional and Retail Morgan Stanley
                                                              Funds. Director of Morgan Stanley SICAV. Previously, Chief
                                                              Global Operations Officer of Morgan Stanley Investment
                                                              Management Inc.

Joseph J. McAlinden (62)      Executive Vice      Officer     Managing Director and Chief Investment Officer of Morgan
1221 Avenue of the Americas   President and       since 2002  Stanley Investment Advisors Inc., Morgan Stanley Investment
New York, NY 10020            Chief Investment                Management Inc. and Morgan Stanley Investments LP and
                              Officer                         Director of Morgan Stanley Trust for over 5 years. Executive
                                                              Vice President and Chief Investment Officer of funds in the
                                                              Fund Complex. Managing Director and Chief Investment Officer
                                                              of Van Kampen Investments, the Adviser and Van Kampen
                                                              Advisors Inc. since December 2002.

                                                   TERM OF
                                                  OFFICE AND
                                 POSITION(S)      LENGTH OF
NAME, AGE AND                     HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                  FUNDS           SERVED    DURING PAST 5 YEARS

Amy R. Doberman (43)          Vice President      Officer of  Managing Director and General Counsel, U.S. Investment
1221 Avenue of the Americas                       the Funds   Management; Managing Director of Morgan Stanley Investment
New York, NY 10020                                since 2004  Management, Inc., Morgan Stanley Investment Advisers Inc.
                                                              and the Adviser. Vice President of the Morgan Stanley
                                                              Institutional and Retail Funds since July 2004 and Vice
                                                              President of funds in the Fund Complex since August 2004.
                                                              Previously, Managing Director and General Counsel of
                                                              Americas, UBS Global Asset Management from July 2000 to July
                                                              2004 and General Counsel of Aeltus Investment Management,
                                                              Inc from January 1997 to July 2000.

Stefanie V. Chang (38)        Vice President and  Officer     Executive Director of Morgan Stanley Investment Management.
1221 Avenue of the Americas   Secretary           since 2003  Vice President and Secretary of funds in the Fund Complex.
New York, NY 10020

John L. Sullivan (50)         Chief Compliance    Officer     Chief Compliance Officer of funds in the Fund Complex since
1 Parkview Plaza              Officer             since 1989  August 2004. Prior to August 2004, Director and Managing
P.O. Box 5555                                                 Director of Van Kampen Investments, the Adviser, Van Kampen
Oakbrook Terrace, IL 60181                                    Advisors Inc. and certain other subsidiaries of Van Kampen
                                                              Investments, Vice President, Chief Financial Officer and
                                                              Treasurer of funds in the Fund Complex and head of Fund
                                                              Accounting for Morgan Stanley Investment Management. Prior
                                                              to December 2002, Executive Director of Van Kampen
                                                              Investments, the Adviser and Van Kampen Advisors Inc.

Phillip G. Goff (41)          Chief Financial     Officer of  Executive Director of Morgan Stanley Investment Management
1 Parkview Plaza              Officer and         the Funds   since June 2005. Chief Financial Officer and Treasurer of
Oakbrook Terrace, IL 60181    Treasurer           since 2005  funds in the Fund Complex since August 2005. Prior to June
                                                              2005, Vice President and Chief Financial Officer of
                                                              Enterprise Capital Management, Inc., an investment holding company.

SHAREHOLDER INFORMATION

  As of September 28, 2005, to the knowledge of the Funds, no shareholder owned beneficially more than 5% of a class of a Fund's outstanding Shares. As of August 31, 2005, certain Trustees and executive officers owned, directly or beneficially, the number of Common Shares of each Fund as set forth in Annex G. Except as indicated on Annex G, as of August 31, 2005, the Trustees and executive officers of the Funds individually and as a group owned less than 1% of the outstanding Shares of each Fund. Trustees and executive officers who do not own any Common Shares of the Funds or Funds which are not owned by any Trustee or executive officers have been omitted from the table in Annex G. As of August 31, 2005, no Trustees or executive officers owned any Preferred Shares of the Funds. Excluding deferred compensation balances as described in the Compensation Table, as of August 31, 2005, each Trustee beneficially owned equity securities of the Funds and other funds in the Fund Complex overseen by the Trustees in the dollar range amounts as specified in Annex H. Including deferred compensation balances as described in the Compensation Table, as of August 31, 2005, each Trustee owned the dollar ranges of amounts of the Funds and other funds in the Fund Complex as specified in Annex I.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

  Section 30(f) of the 1940 Act and Section 16(a) of the Securities Exchange Act of 1934, as amended, require each of the Funds' Trustees, officers, investment adviser, affiliated persons of the investment adviser and persons who own more than 10% of a registered class of the Fund's equity securities to file forms with the SEC and the New York Stock Exchange or American Stock Exchange, as applicable, reporting their affiliation with the Fund and reports of ownership and changes in ownership of Fund Shares. These persons and entities are required by SEC regulation to furnish the Fund with copies of all such forms they file. Based on a review of these forms furnished to each Fund, each Fund believes that during its last fiscal year, its Trustees, officers, Adviser and affiliated persons of the Adviser complied with the applicable filing requirements except that except that Form 4 Filings relating to common shares of VMO, VKA, VGM, VIM and VKQ on behalf of Wayne W. Whalen, a trustee of the Funds, inadvertently were not filed in a timely manner.

INDEPENDENT AUDITORS

  The Board of Trustees of each Fund, including a majority of the Trustees who are not "interested persons" of each Fund (as defined by the 1940 Act), has selected Deloitte & Touche LLP ("D&T") as the independent auditors to examine the financial statements for the current fiscal year of each Fund. The selection of D&T for the current fiscal year was recommended and approved by each Fund's audit committee and approved by each Fund's Board. Each of the Funds knows of no direct or indirect financial interest of D&T in such Fund.

AUDIT AND OTHER FEES

  Each Fund and certain "covered entities" were billed the amounts listed on Annex J by D&T during such Fund's most recent two fiscal years.

  The audit committee of each Board has considered whether the provision of non-audit services performed by D&T to the Funds and "covered entities" is compatible with maintaining D&T's independence in performing audit services. The audit committee also is required to pre-approve services to "covered entities" to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Funds and 100% of such services were pre-approved by the audit committee pursuant to the audit committee's pre-approval policies and procedures. The Board's pre-approval policies and procedures are included as part of the Board's audit committee charter, which was attached as Annex K to the Funds' 2004 Proxy Statement.

  Representatives of D&T will attend the Meeting, will have the opportunity to make a statement if they desire to do so and will be available to answer appropriate questions.

EXPENSES

  The expenses of preparing, printing and mailing the enclosed form of proxy, the accompanying Notice and this Proxy Statement and all other costs, in connection with the solicitation of proxies will be borne by the Funds. The total amount of these expenses will be allocated among each of the Funds based upon the total number of shareholders for each Fund in relation to the total number of shareholders for all of the Funds participating in the Meeting. The Funds will also reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Funds. In order to obtain the necessary quorum at the Meeting, additional solicitation may be made by mail, telephone, telegraph, facsimile or personal interview by representatives of the Funds, the Adviser or Van Kampen, by the transfer agents of the Funds, by dealers or their representatives or by Computershare Fund Services, a solicitation firm that has been engaged to assist in proxy solicitation at an estimated cost of approximately $1,500 per Fund.

SHAREHOLDER PROPOSALS

  To be considered for presentation at a shareholders' meeting, rules promulgated by the SEC generally require that, among other things, a shareholder's proposal must be received at the offices of the relevant Fund a reasonable time before a solicitation is made. Generally the annual meeting of shareholders for the Funds has been held in June of each year. The 2005 annual meeting of shareholders was moved to October of this year in an effort to better accommodate and control costs related to the scheduling of special meetings of shareholders being held for certain funds in the Fund Complex during the year. Consistent with prior years, however, the 2006 annual meeting of shareholders for the Funds in anticipated to be held in June. Shareholder proposals intended to be presented at the year 2006 annual meeting of shareholders for a Fund pursuant to Rule 14a-8 under the Exchange Act of 1934, as amended (the "Exchange Act"), must be received by the Fund at the Fund's principal executive offices by March 2, 2006. In order for proposals made outside of Rule 14a-8 under the Exchange Act to be considered "timely" within the meaning of Rule 14a-4(c) under the Exchange Act, such proposals must be received by the Fund at the Fund's principal executive offices not later than April 17, 2006. Timely submission of a proposal does not necessarily mean that such proposal will be included. Any shareholder who wishes to submit a proposal for consideration at a meeting of such shareholder's Fund should send such proposal to the respective Fund at the principal executive offices of the Fund at 1221 Avenue of the Americas, New York, New York 10020,
Attn: Van Kampen Asset Management General Counsel's Office.

GENERAL

  Management of each Fund does not intend to present and does not have reason to believe that others will present any other items of business at the Meeting. However, if other matters are properly presented to the Meeting for a vote, the proxies will be voted upon such matters in accordance with the judgment of the persons acting under the proxies.

  A list of shareholders of each Fund entitled to be present and vote at the Meeting will be available at the offices of the respective Fund, 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, for inspection by any shareholder during regular business hours for ten days prior to the date of the Meeting.

  Failure of a quorum to be present at the Meeting for any Fund may necessitate adjournment and may subject such Fund to additional expense.

  IF YOU CANNOT BE PRESENT IN PERSON, YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                       STEFANIE V. CHANG
                                       Vice President

October 5, 2005

                                                                         ANNEX A

                          VAN KAMPEN CLOSED-END FUNDS

  The following list sets forth the Van Kampen closed-end investment companies (the "Funds") participating in the Joint Annual Meeting of Shareholders to be held at the offices of Van Kampen Investments Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555 on Friday, October 28, 2005, at 10:00 a.m. The name in the first column below is the legal name for each Fund. The name in the second column is the abbreviated name of each Fund and the designation in the third column is the stock symbol of each Fund; the abbreviated name or stock symbol are sometimes used to identify a specific Fund in the Joint Proxy Statement. Each of the Funds has issued common shares of beneficial interest and such common shares of the Funds are referred to herein as the "Common Shares." Certain Funds have issued preferred shares of beneficial interest with a liquidation preference per share as designated in the fourth column below, and such preferred shares of the Funds are referred to herein as the "Preferred Shares."

                                                                          PREFERRED SHARES
         LEGAL NAME              ABBREVIATED NAME     STOCK SYMBOL          OUTSTANDING
         ----------              ----------------     ------------        ----------------
Van Kampen Select Sector      Select Sector               VKL       Remarketed Preferred Shares,
 Municipal Trust               Municipal Trust                       liquidation preference
                                                                     $25,000 per share

Van Kampen Municipal Trust    Municipal Trust             VKQ       Auction Preferred Shares,
                                                                     liquidation preference
                                                                     $25,000 per share

Van Kampen New York Quality   New York Quality            VNM       Auction Preferred Shares,
 Municipal Trust               Municipal Trust                       liquidation preference
                                                                     $25,000 per share

Van Kampen Pennsylvania       Pennsylvania Quality        VPQ       Auction Preferred Shares,
 Quality Municipal Trust       Municipal Trust                       liquidation preference
                                                                     $25,000 per share

Van Kampen Florida Quality    Florida Quality             VFM       Auction Preferred Shares,
 Municipal Trust               Municipal Trust                       liquidation preference
                                                                     $25,000 per share

Van Kampen Ohio Quality       Ohio Quality Municipal      VOQ       Auction Preferred Shares,
 Municipal Trust               Trust                                 liquidation preference
                                                                     $25,000 per share
Van Kampen Trust for Insured  Trust for Insured           VIM       Auction Preferred Shares,
 Municipals                    Municipals                            liquidation preference
                                                                     $25,000 per share

Van Kampen Trust for          Trust for Investment        VGM       Auction Preferred Shares,
 Investment Grade Municipals   Grade Municipals                      liquidation preference
                                                                     $25,000 per share

Van Kampen Trust for          Trust for Investment        VTN       Auction Preferred Shares,
 Investment Grade New York     Grade New York                        liquidation preference
 Municipals                    Municipals                            $25,000 per share

Van Kampen Trust for          Trust for Investment        VTP       Auction Preferred Shares,
 Investment Grade              Grade Pennsylvania                    liquidation preference
 Pennsylvania Municipals       Municipals                            $25,000 per share


                                                                          PREFERRED SHARES
         LEGAL NAME              ABBREVIATED NAME     STOCK SYMBOL          OUTSTANDING
         ----------              ----------------     ------------        ----------------
Van Kampen Trust for          Trust for Investment        VTF       Auction Preferred Shares,
 Investment Grade Florida      Grade Florida                         liquidation preference
 Municipals                    Municipals                            $25,000 per share

Van Kampen Trust for          Trust for Investment        VTJ       Auction Preferred Shares,
 Investment Grade New Jersey   Grade New Jersey                      liquidation preference
 Municipals                    Municipals                            $25,000 per share

Van Kampen Municipal          Municipal Opportunity       VMO       Auction Preferred Shares,
 Opportunity Trust             Trust                                 liquidation preference
                                                                     $25,000 per share

Van Kampen Advantage          Advantage Municipal         VKA       Auction Preferred Shares,
 Municipal Income Trust        Income Trust                          liquidation preference
                                                                     $25,000 per share

Van Kampen Advantage          Advantage Pennsylvania      VAP       Auction Preferred Shares,
 Pennsylvania Municipal        Municipal Income                      liquidation preference
 Income Trust                  Trust                                 $25,000 per share

Van Kampen Massachusetts      Massachusetts Value         VMV       Auction Preferred Shares,
 Value Municipal Income        Municipal Income                      liquidation preference
 Trust                         Trust                                 $25,000 per share

Van Kampen New York Value     New York Value              VNV       Auction Preferred Shares,
 Municipal Income Trust        Municipal Income                      liquidation preference
                               Trust                                 $25,000 per share

Van Kampen California Value   California Value            VCV       Auction Preferred Shares,
 Municipal Income Trust        Municipal Income                      liquidation preference
                               Trust                                 $25,000 per share

Van Kampen Pennsylvania       Pennsylvania Value          VPV       Auction Preferred Shares,
 Value Municipal Income        Municipal Income                      liquidation preference
 Trust                         Trust                                 $25,000 per share
Van Kampen Value Municipal    Value Municipal Income      VKV       Auction Preferred Shares,
 Income Trust                  Trust                                 liquidation preference
                                                                     $25,000 per share

Van Kampen Municipal          Municipal Opportunity       VOT       Auction Preferred Shares,
 Opportunity Trust II          Trust II                              liquidation preference
                                                                     $25,000 per share

Van Kampen Advantage          Advantage Municipal         VKI       Auction Preferred Shares,
 Municipal Income Trust II     Income Trust II                       liquidation preference
                                                                     $25,000 per share

Van Kampen High Income        High Income Trust II        VLT       Auction Preferred Shares,
 Trust II                                                            liquidation preference
                                                                     $25,000 per share

Van Kampen Income Trust       Income Trust                VIN       Not Applicable

                                                                         ANNEX B

                          VAN KAMPEN CLOSED-END FUNDS

  The following list sets forth the number of issued and outstanding Common Shares and Preferred Shares, where applicable, for each Fund as of September 28, 2005, the Record Date.

                         FUND NAME                            COMMON SHARES   PREFERRED SHARES
                         ---------                            -------------   ----------------
Select Sector Municipal Trust                                   4,682,127           1,360
Municipal Trust                                                39,379,538          13,000
New York Quality Municipal Trust                                5,655,638           1,800
Pennsylvania Quality Municipal Trust                            8,268,008           2,600
Florida Quality Municipal Trust                                 6,519,397           2,000
Ohio Quality Municipal Trust                                    4,330,866           1,400
Trust for Insured Municipals                                    9,808,246           3,600
Trust for Investment Grade Municipals                          27,013,149          10,600
Trust for Investment Grade New York Municipals                  6,211,330           2,400
Trust for Investment Grade Pennsylvania Municipals              7,432,384           2,800
Trust for Investment Grade Florida Municipals                   5,563,437           2,240
Trust for Investment Grade New Jersey Municipals                6,103,771           2,600
Municipal Opportunity Trust                                    15,357,684           6,000
Advantage Municipal Income Trust                               19,106,785           7,600
Advantage Pennsylvania Municipal Income Trust                   4,368,552           1,600
Massachusetts Value Municipal Income Trust                      2,688,314           1,000
New York Value Municipal Income Trust                           4,291,172           1,600
California Value Municipal Income Trust                        19,982,083           7,200
Pennsylvania Value Municipal Income Trust                       4,476,965           1,800
Value Municipal Income Trust                                   23,555,115           9,000
Municipal Opportunity Trust II                                 11,681,272           4,600
Advantage Municipal Income Trust II                             8,175,881           3,200
High Income Trust II                                           18,893,621           2,864
Income Trust                                                   15,371,737             N/A

                                                                         ANNEX C

    The table below sets forth the year in which each of the Trustees initially was elected or appointed to the Board of Trustees of each Fund.

                                     ARCH   CHOATE   DAMMEYER   HEAGY   KENNEDY   KERR   NELSON   SONNENSCHEIN   WHALEN   WOOLSEY
                                     ----   ------   --------   -----   -------   ----   ------   ------------   ------   -------
High Income Trust II (VLT).........  1989    2003      1989     2003     2003     1992    2003        1994        1989     2003
Florida Quality Municipal Trust
 (VFM).............................  1991    2003      1991     2003     2003     1992    2003        1994        1991     2003
Municipal Trust (VKQ)..............  1991    2003      1991     2003     2003     1992    2003        1994        1991     2003
New York Quality Municipal Trust
 (VNM).............................  1991    2003      1991     2003     2003     1992    2003        1991        1991     2003
Ohio Quality Municipal Trust
 (VOQ).............................  1991    2003      1991     2003     2003     1992    2003        1994        1991     2003
Pennsylvania Quality Municipal
 Trust (VPQ).......................  1991    2003      1991     2003     2003     1992    2003        1994        1991     2003
Trust for Insured Municipals
 (VIM).............................  1991    2003      1991     2003     2003     1992    2003        1994        1991     2003
Trust for Investment Grade
 Municipals (VGM)..................  1991    2003      1991     2003     2003     1992    2003        1994        1991     2003
Advantage Municipal Income Trust
 (VKA).............................  1992    2003      1992     2003     2003     1992    2003        1994        1992     2003
Advantage Pennsylvania Municipal
 Income Trust (VAP)................  1992    2003      1992     2003     2003     1992    2003        1994        1992     2003
Municipal Opportunity Trust
 (VMO).............................  1992    2003      1992     2003     2003     1992    2003        1994        1992     2003
Trust for Investment Grade Florida
 Municipals (VTF)..................  1992    2003      1992     2003     2003     1992    2003        1994        1992     2003
Trust for Investment Grade New
 Jersey Municipals (VTJ)...........  1992    2003      1992     2003     2003     1992    2003        1994        1992     2003
Trust for Investment Grade New York
 Municipals (VTN)..................  1992    2003      1992     2003     2003     1992    2003        1994        1992     2003
Trust for Investment Grade
 Pennsylvania Municipals (VTP).....  1992    2003      1992     2003     2003     1992    2003        1994        1992     2003
Advantage Municipal Income Trust II
 (VKI).............................  1993    2003      1993     2003     2003     1993    2003        1994        1993     2003
California Value Municipal Income
 Trust (VCV).......................  1993    2003      1993     2003     2003     1993    2003        1994        1993     2003
Massachusetts Value Municipal
 Income Trust (VMV)................  1993    2003      1993     2003     2003     1993    2003        1994        1993     2003
Municipal Opportunity Trust II
 (VOT).............................  1993    2003      1993     2003     2003     1993    2003        1994        1993     2003
New York Value Municipal Income
 Trust (VNV).......................  1993    2003      1993     2003     2003     1993    2003        1994        1993     2003
Pennsylvania Value Municipal Income
 Trust (VPV).......................  1993    2003      1993     2003     2003     1993    2003        1994        1993     2003
Select Sector Municipal Trust
 (VKL).............................  1993    2003      1993     2003     2003     1993    2003        1994        1993     2003
Value Municipal Income Trust
 (VKV).............................  1993    2003      1993     2003     2003     1993    2003        1994        1993     2003
Income Trust (VIN).................  1997    2003      1997     2003     2003     1997    2003        1997        1997     2003

                                                                         ANNEX D
           2004 AGGREGATE COMPENSATION BEFORE DEFERRAL FROM EACH FUND

                   NAME OF FUND                     FISCAL YEAR-END    ARCH     CHOATE    DAMMEYER   HEAGY    KENNEDY    KERR
                   ------------                     ---------------    ----     ------    --------   -----    -------    ----
Advantage Municipal Income Trust..................       10/31        $4,359    $6,007     $4,365    $5,805   $6,007    $4,565
Advantage Municipal Income Trust II...............       10/31         2,454     3,222      2,460     3,020    3,222     2,660
Advantage Pennsylvania Municipal Income Trust.....       10/31         1,921     2,444      1,927     2,242    2,444     2,127
California Value Municipal Income Trust...........       10/31         2,209     2,864      2,215     2,662    2,864     2,415
Florida Quality Municipal Trust...................       10/31         2,195     2,846      2,201     2,644    2,846     2,401
Massachusetts Value Municipal Income Trust........       10/31         1,639     2,028      1,645     1,827    2,028     1,845
Municipal Opportunity Trust.......................       10/31         3,736     5,092      3,742     4,891    5,092     3,942
Municipal Opportunity Trust II....................       10/31         3,008     4,030      3,014     3,829    4,030     3,214
Municipal Trust...................................       10/31         6,729     9,470      6,735     9,269    9,470     6,935
New York Quality Municipal Trust..................       10/31         2,084     2,676      2,090     2,475    2,676     2,290
New York Value Municipal Income Trust.............       10/31         1,903     2,414      1,909     2,213    2,414     2,109
Ohio Quality Municipal Trust......................       10/31         1,883     2,384      1,889     2,183    2,384     2,089
Pennsylvania Quality Municipal Trust..............       10/31         2,466     3,237      2,472     3,036    3,237     2,672
Pennsylvania Value Municipal Income Trust.........       10/31         1,943     2,472      1,949     2,271    2,472     2,149
Select Sector Municipal Trust.....................       10/31         1,836     2,316      1,842     2,115    2,316     2,042
Trust for Insured Municipals......................       10/31         2,760     3,666      2,766     3,465    3,666     2,966
Trust for Investment Grade Florida Municipals.....       10/31         2,150     2,775      2,156     2,574    2,775     2,356
Trust for Investment Grade Municipals.............       10/31         5,706     7,974      5,712     7,773    7,974     5,912
Trust for Investment Grade New Jersey
 Municipals.......................................       10/31         2,300     2,991      2,306     2,790    2,991     2,506
Trust for Investment Grade New York Municipals....       10/31         2,243     2,908      2,249     2,707    2,908     2,449
Trust for Investment Grade Pennsylvania
 Municipals.......................................       10/31         2,437     3,192      2,443     2,991    3,192     2,643
Value Municipal Income Trust......................       10/31         4,864     6,739      4,870     6,538    6,739     5,070
High Income Trust II..............................       12/31         1,410     1,805      1,616     1,604    1,805     1,616
Income Trust......................................       12/31         1,620     2,118      1,826     1,916    2,118     1,826

                   NAME OF FUND                     NELSON   SONNENSCHEIN   WHALEN   WOOLSEY
                   ------------                     ------   ------------   ------   -------
Advantage Municipal Income Trust..................  $6,007      $4,565      $4,565   $6,007
Advantage Municipal Income Trust II...............   3,222       2,660      2,660     3,222
Advantage Pennsylvania Municipal Income Trust.....   2,444       2,127      2,127     2,444
California Value Municipal Income Trust...........   2,864       2,415      2,415     2,864
Florida Quality Municipal Trust...................   2,846       2,401      2,401     2,846
Massachusetts Value Municipal Income Trust........   2,028       1,845      1,845     2,028
Municipal Opportunity Trust.......................   5,092       3,942      3,942     5,092
Municipal Opportunity Trust II....................   4,030       3,214      3,214     4,030
Municipal Trust...................................   9,470       6,935      6,935     9,470
New York Quality Municipal Trust..................   2,676       2,290      2,290     2,676
New York Value Municipal Income Trust.............   2,414       2,109      2,109     2,414
Ohio Quality Municipal Trust......................   2,384       2,089      2,089     2,384
Pennsylvania Quality Municipal Trust..............   3,237       2,672      2,672     3,237
Pennsylvania Value Municipal Income Trust.........   2,472       2,149      2,149     2,472
Select Sector Municipal Trust.....................   2,316       2,042      2,042     2,316
Trust for Insured Municipals......................   3,666       2,966      2,966     3,666
Trust for Investment Grade Florida Municipals.....   2,775       2,356      2,356     2,775
Trust for Investment Grade Municipals.............   7,974       5,912      5,912     7,974
Trust for Investment Grade New Jersey
 Municipals.......................................   2,991       2,506      2,506     2,991
Trust for Investment Grade New York Municipals....   2,908       2,449      2,449     2,908
Trust for Investment Grade Pennsylvania
 Municipals.......................................   3,192       2,643      2,643     3,192
Value Municipal Income Trust......................   6,739       5,070      5,070     6,739
High Income Trust II..............................   1,805       1,616      1,616     1,805
Income Trust......................................   2,118       1,826      1,826     2,118

                                                                         ANNEX E
               2004 AGGREGATE COMPENSATION DEFERRED FOR EACH FUND

                 NAME OF FUND                    FISCAL YEAR-END   CHOATE    DAMMEYER    HEAGY    NELSON    SONNENSCHEIN   WHALEN
                 ------------                    ---------------   ------    --------    -----    ------    ------------   ------
Advantage Municipal Income Trust...............       10/31        $6,007     $4,365    $5,805    $6,007       $4,565      $4,565
Advantage Municipal Income Trust II............       10/31         3,222      2,460     3,020     3,222        2,660       2,660
Advantage Pennsylvania Municipal Income
 Trust.........................................       10/31         2,444      1,927     2,242     2,444        2,127       2,127
California Value Municipal Income Trust........       10/31         2,864      2,215     2,662     2,864        2,415       2,415
Florida Quality Municipal Trust................       10/31         2,846      2,201     2,644     2,846        2,401       2,401
Massachusetts Value Municipal Income Trust.....       10/31         2,028      1,645     1,827     2,028        1,845       1,845
Municipal Opportunity Trust....................       10/31         5,092      3,742     4,891     5,092        3,942       3,942
Municipal Opportunity Trust II.................       10/31         4,030      3,014     3,829     4,030        3,214       3,214
Municipal Trust................................       10/31         9,470      6,735     9,269     9,470        6,935       6,935
New York Quality Municipal Trust...............       10/31         2,676      2,090     2,475     2,676        2,290       2,290
New York Value Municipal Income Trust..........       10/31         2,414      1,909     2,213     2,414        2,109       2,109
Ohio Quality Municipal Trust...................       10/31         2,384      1,889     2,183     2,384        2,089       2,089
Pennsylvania Quality Municipal Trust...........       10/31         3,237      2,472     3,036     3,237        2,672       2,672
Pennsylvania Value Municipal Income Trust......       10/31         2,472      1,949     2,271     2,472        2,149       2,149
Select Sector Municipal Trust..................       10/31         2,316      1,842     2,115     2,316        2,042       2,042
Trust for Insured Municipals...................       10/31         3,666      2,766     3,465     3,666        2,966       2,966
Trust for Investment Grade Florida
 Municipals....................................       10/31         2,775      2,156     2,574     2,775        2,356       2,356
Trust for Investment Grade Municipals..........       10/31         7,974      5,712     7,773     7,974        5,912       5,912
Trust for Investment Grade New Jersey
 Municipals....................................       10/31         2,991      2,306     2,790     2,991        2,506       2,506
Trust for Investment Grade New York
 Municipals....................................       10/31         2,908      2,249     2,707     2,908        2,449       2,449
Trust for Investment Grade Pennsylvania
 Municipals....................................       10/31         3,192      2,443     2,991     3,192        2,643       2,643
Value Municipal Income Trust...................       10/31         6,739      4,870     6,538     6,739        5,070       5,070
High Income Trust II...........................       12/31         1,805      1,616     1,604     1,805        1,616       1,616
Income Trust...................................       12/31         2,118      1,826     1,916     2,118        1,826       1,826

                                                                         ANNEX F
        CUMULATIVE COMPENSATION DEFERRED (PLUS INTEREST) FROM EACH FUND

            NAME OF FUND              FISCAL YEAR-END   CHOATE    DAMMEYER    HEAGY     KERR     NELSON    SONNENSCHEIN   WHALEN
            ------------              ---------------   ------    --------    -----     ----     ------    ------------   ------
Advantage Municipal Income Trust....       10/31        $7,880    $61,304    $ 7,780   $29,593   $7,811      $53,372      $54,157
Advantage Municipal Income Trust
 II.................................       10/31         4,255     44,682      4,109    28,176    4,218       39,105       38,576
Advantage Pennsylvania Municipal
 Income Trust.......................       10/31         3,247     40,187      3,089    27,798    3,219       35,244       34,364
California Value Municipal Income
 Trust..............................       10/31         3,795     42,635      3,644    27,996    3,763       37,346       36,655
Florida Quality Municipal Trust.....       10/31         3,768     42,583      3,616    28,002    3,736       37,299       36,609
Massachusetts Value Municipal Income
 Trust..............................       10/31         2,704     37,611      2,539    27,572    2,681       33,033       31,946
Municipal Opportunity Trust.........       10/31         6,697     56,270      6,583    29,169    6,638       49,045       49,442
Municipal Opportunity Trust II......       10/31         5,306     49,488      5,175    28,587    5,260       43,230       43,081
Municipal Trust.....................       10/31        12,378     81,838     12,335    31,468   12,268       71,005       73,419
New York Quality Municipal Trust....       10/31         3,549     41,620      3,395    27,919    3,518       36,473       35,707
New York Value Municipal Income
 Trust..............................       10/31         3,206     39,861      3,048    27,763    3,179       34,966       34,055
Ohio Quality Municipal Trust........       10/31         3,171     39,797      3,013    27,766    3,144       34,909       33,997
Pennsylvania Quality Municipal
 Trust..............................       10/31         4,284     44,973      4,139    28,208    4,246       39,350       38,851
Pennsylvania Value Municipal Income
 Trust..............................       10/31         3,285     40,254      3,128    27,797    3,257       35,302       34,424
Select Sector Municipal Trust.......       10/31         3,079     39,314      2,919    27,724    3,053       34,496       33,545
Trust for Insured Municipals........       10/31         4,054     47,305      3,894    28,439    4,018       41,381       41,061
Trust for Investment Grade Florida
 Municipals.........................       10/31         4,465     71,954      4,335    55,245    4,427       62,796       60,599
Trust for Investment Grade
 Municipals.........................       10/31        10,447     71,918     10,380    30,633   10,354       62,616       64,217
Trust for Investment Grade New
 Jersey Municipals..................       10/31         3,960     71,820      3,812    55,335    3,926       62,806       60,571
Trust for Investment Grade New York
 Municipals.........................       10/31         3,855     43,107      3,706    28,041    3,822       37,741       37,095
Trust for Investment Grade
 Pennsylvania Municipals............       10/31         4,225     44,834      4,080    28,187    4,188       39,219       38,710
Value Municipal Income Trust........       10/31         8,835     65,657      8,748    29,954    8,757       57,110       58,237
High Income Trust II................       12/31         3,193     36,828      2,925    28,678    3,218       35,710       34,959
Income Trust........................       12/31         3,708     17,561      3,430     2,245    3,736       17,183       18,924

                                                                         ANNEX G

                TRUSTEE OWNERSHIP OF COMMON SHARES OF THE FUNDS

    The table below indicates the number of Common Shares of the respective Funds listed below owned by each Trustee listed below as of August 31, 2005, and the percentage of such Trustee's Common Shares to the total Common Shares outstanding for such Fund is shown in parenthesis when such ownership individually exceeds 1% of the total Common Shares outstanding.

                                                       ARCH    DAMMEYER         HEAGY   KENNEDY   SONNENSCHEIN   WHALEN   WOOLSEY
                                                       ----    --------         -----   -------   ------------   ------   -------
Advantage Municipal Income Trust(1)..................    300   191,821(1.00%)    100      100         350           856
Advantage Municipal Income Trust II(2)...............    500   141,992(1.74%)                         350           500
California Value Municipal Income Trust(3)...........          215,007(1.08%)
High Income Trust II.................................  1,081    31,927                    150                    11,368
Income Trust.........................................                                                                       930
Municipal Opportunity Trust..........................    300     6,495           100      100         300           902     350
Municipal Opportunity Trust II.......................          115,749                                350           500
Municipal Trust......................................  1,126     8,421           162      162         486         1,393
Select Sector Municipal Trust........................    508    11,000           100      100         350           500
Trust for Insured Municipals.........................    300                               50                       911
Trust for Investment Grade Municipals................    300                                                        903     355
Value Municipal Income Trust.........................           61,527

---------------
(1) The Trustees as a group own 1.01% of the total Common Shares outstanding of Advantage Municipal Income Trust

(2) The Trustees as a group own 1.75% of the total Common Shares outstanding of Advantage Municipal Income Trust II

(3) The Trustees as a group own 1.08% of the total Common Shares outstanding of California Value Municipal Income Trust

                                                                         ANNEX H

                   TRUSTEE BENEFICIAL OWNERSHIP OF SECURITIES

    The table below indicates the aggregate dollar range of equity securities of the respective Funds listed below owned by each Trustee listed below as of August 31, 2005.

                                                                                 INDEPENDENT TRUSTEES
                                                              ----------------------------------------------------------
                                                                    ARCH           CHOATE       DAMMEYER        HEAGY
                                                                    ----           ------       --------        -----
Advantage Municipal Income Trust............................        $1-$10,000                over $100,000   $1-$10,000
Advantage Municipal Income Trust II.........................        $1-$10,000                over $100,000
California Value Municipal Trust............................                                  over $100,000
High Income Trust II........................................        $1-$10,000                over $100,000
Income Trust................................................
Municipal Opportunity Trust.................................        $1-$10,000                     $50,001-   $1-$10,000
                                                                                                   $100,000
Municipal Opportunity Trust II..............................                                  over $100,000
Municipal Trust.............................................   $10,001-$50,000                over $100,000   $1-$10,000
Select Sector Municipal Trust...............................        $1-$10,000                over $100,000   $1-$10,000
Trust for Insured Municipals................................        $1-$10,000
Trust for Investment Grade Municipals.......................        $1-$10,000
Value Municipal Income Trust................................                                  over $100,000
Aggregate Dollar Range of Equity Securities in all
 Registered Investment Companies Overseen by Trustee in the
 Fund Complex...............................................  $50,001-$100,000   $1-$10,000   over $100,000     $50,001-
                                                                                                                $100,000

                                                                               INDEPENDENT TRUSTEES
                                                              ------------------------------------------------------
                                                               KENNEDY        KERR        NELSON      SONNENSCHEIN
                                                               -------        ----        ------      ------------
Advantage Municipal Income Trust............................  $1-$10,000                                 $1-$10,000
Advantage Municipal Income Trust II.........................                                             $1-$10,000
California Value Municipal Trust............................
High Income Trust II........................................  $1-$10,000
Income Trust................................................
Municipal Opportunity Trust.................................  $1-$10,000                                 $1-$10,000
Municipal Opportunity Trust II..............................                                             $1-$10,000
Municipal Trust.............................................  $1-$10,000                                 $1-$10,000
Select Sector Municipal Trust...............................  $1-$10,000                                 $1-$10,000
Trust for Insured Municipals................................  $1-$10,000
Trust for Investment Grade Municipals.......................
Value Municipal Income Trust................................
Aggregate Dollar Range of Equity Securities in all
 Registered Investment Companies Overseen by Trustee in the
 Fund Complex...............................................        over   $1-$10,000   $1-$10,000         $10,001-
                                                                $100,000                                    $50,000

                                                              INDEPENDENT TRUSTEES ERESTED TRUSTEE
                                                              ---------------   ------------------
                                                                  WOOLSEY             WHALEN
                                                                  -------             ------
Advantage Municipal Income Trust............................                      $10,001-$50,000
Advantage Municipal Income Trust II.........................                           $1-$10,000
California Value Municipal Trust............................
High Income Trust II........................................                     $50,001-$100,000
Income Trust................................................       $1-$10,000
Municipal Opportunity Trust.................................       $1-$10,000     $10,001-$50,000
Municipal Opportunity Trust II..............................                           $1-$10,000
Municipal Trust.............................................                      $10,001-$50,000
Select Sector Municipal Trust...............................                           $1-$10,000
Trust for Insured Municipals................................                      $10,001-$50,000
Trust for Investment Grade Municipals.......................       $1-$10,000     $10,001-$50,000
Value Municipal Income Trust................................
Aggregate Dollar Range of Equity Securities in all
 Registered Investment Companies Overseen by Trustee in the
 Fund Complex...............................................  $10,001-$50,000       over $100,000

                                                                         ANNEX I

                   TRUSTEE BENEFICIAL OWNERSHIP OF SECURITIES

    The table below indicates the aggregate dollar range of equity securities of the respective Funds listed below owned by each Trustee, combining equity beneficial ownership with such Trustees' deferred compensation amounts, as of August 31, 2005.


                                                                      INDEPENDENT TRUSTEES
                                     ---------------------------------------------------------------------------------------
                                        ARCH        CHOATE       DAMMEYER        HEAGY       KENNEDY       KERR      NELSON
                                        ----        ------       --------        -----       -------       ----      ------
Advantage Municipal Income Trust...  $1-$10,000               over $100,000    $1-$10,000   $1-$10,000
Advantage Municipal Income Trust
 II................................  $1-$10,000               over $100,000
California Value Municipal Income
 Trust.............................                           over $100,000
High Income Trust II...............  $1-$10,000               over $100,000                 $1-$10,000
Income Trust.......................
Municipal Opportunity Trust........  $1-$10,000               $50,001-         $1-$10,000   $1-$10,000
                                                              $100,000
Municipal Opportunity Trust II.....                           over $100,000                              over
                                                                                                         $100,000
Municipal Trust....................  $10,001-                 over $100,000    $1-$10,000   $1-$10,000
                                     $50,000
Select Sector Municipal Trust......  $1-$10,000               over $100,000    $1-$10,000   $1-$10,000
Trust for Insured Municipals.......  $1-$10,000                                             $1-$10,000
Trust for Investment Grade
 Municipals........................  $1-$10,000
Value Municipal Income Trust.......                           over $100,000
Aggregate Dollar Range of Equity
 Securities and Deferred
 Compensation in all Registered
 Investment Companies Overseen by
 Trustee in the Fund Complex.......  $50,001-      over       over $100,000    over         over         over       over
                                     $100,000      $100,000                    $100,000     $100,000     $100,000   $100,000

                                                                  INTERESTED
                                        INDEPENDENT TRUSTEES       TRUSTEE
                                     --------------------------   ----------
                                     SONNENSCHEIN     WOOLSEY       WHALEN
                                     ------------     -------       ------
Advantage Municipal Income Trust...  $1-$10,000                   $10,001-
                                                                  $50,000
Advantage Municipal Income Trust
 II................................  $1-$10,000                   $1-$10,000
California Value Municipal Income
 Trust.............................
High Income Trust II...............                               $50,001-
                                                                  $100,000
Income Trust.......................                  $1-$10,000
Municipal Opportunity Trust........  $1-$10,000      $1-$10,000   $10,001-
                                                                  $50,000
Municipal Opportunity Trust II.....  $1-$10,000                   $1-$10,000
Municipal Trust....................  $1-$10,000                   $10,001-
                                                                  $50,000
Select Sector Municipal Trust......  $1-$10,000                   $1-$10,000
Trust for Insured Municipals.......                               $10,001-
                                                                  $50,000
Trust for Investment Grade
 Municipals........................                  $1-$10,000   $10,001-
                                                                  $50,000
Value Municipal Income Trust.......
Aggregate Dollar Range of Equity
 Securities and Deferred
 Compensation in all Registered
 Investment Companies Overseen by
 Trustee in the Fund Complex.......  over $100,000   $10,001-     over
                                                     $50,000      $100,000

                                                                         ANNEX J

                   FISCAL YEAR END 2004 AUDIT AND OTHER FEES

                                                                                    NON-AUDIT FEES
                                                                 -----------------------------------------------------
          NAME OF FUND            FISCAL YEAR-END   AUDIT FEES   AUDIT-RELATED     TAX     ALL OTHER   TOTAL NON-AUDIT    TOTAL
          ------------            ---------------   ----------   -------------     ---     ---------   ---------------    -----
Advantage Municipal Income
 Trust..........................       10/31         $29,480       $    370      $1,550        $0         $  1,920       $ 31,400
Advantage Municipal Income Trust
 II.............................       10/31          23,880            370       1,550         0            1,920         25,800
Advantage Pennsylvania Municipal
 Income Trust...................       10/31          23,880            370       1,550         0            1,920         25,800
California Value Municipal
 Income Trust...................       10/31          23,880            370       1,550         0            1,920         25,800
Florida Quality Municipal
 Trust..........................       10/31          23,880            370       1,550         0            1,920         25,800
Massachusetts Value Municipal
 Income Trust...................       10/31          23,880            370       1,550         0            1,920         25,800
Municipal Opportunity Trust.....       10/31          29,480            370       1,550         0            1,920         31,400
Municipal Opportunity Trust
 II.............................       10/31          29,480            370       1,550         0            1,920         31,400
Municipal Trust.................       10/31          29,480            370       1,550         0            1,920         31,400
New York Quality Municipal
 Trust..........................       10/31          23,880            370       1,550         0            1,920         25,800
New York Value Municipal Income
 Trust..........................       10/31          23,880            370       1,550         0            1,920         25,800
Ohio Quality Municipal Trust....       10/31          23,880            370       1,550         0            1,920         25,800
Pennsylvania Quality Municipal
 Trust..........................       10/31          23,880            370       1,550         0            1,920         25,800
Pennsylvania Value Municipal
 Income Trust...................       10/31          23,880            370       1,550         0            1,920         25,800
Select Sector Municipal Trust...       10/31          23,880            370       1,550         0            1,920         25,800
Trust for Insured Municipals....       10/31          29,480            370       1,550         0            1,920         31,400
Trust for Investment Grade
 Florida Municipals.............       10/31          23,880            370       1,550         0            1,920         25,800
Trust for Investment Grade
 Municipals.....................       10/31          29,480            370       1,550         0            1,920         31,400
Trust for Investment Grade New
 Jersey Municipals..............       10/31          23,880            370       1,550         0            1,920         25,800
Trust for Investment Grade New
 York Municipals................       10/31          23,880            370       1,550         0            1,920         25,800
Trust for Investment Grade
 Pennsylvania Municipals........       10/31          23,880            370       1,550         0            1,920         25,800
Value Municipal Income Trust....       10/31          29,480            370       1,550         0            1,920         31,400
High Income Trust II............       12/31          42,130            750       1,550         0            2,300         44,430
Income Trust....................       12/31          24,780              0       1,550         0            1,550         26,330
Covered Entities(1).............                         N/A        198,000(2)        0         0          198,000        198,000

---------------
N/A- Not applicable.
(1) Covered Entities include the Adviser and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Funds.
(2) Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of Covered Entities' financial statements.
(3) Tax Fees represent tax compliance services provided in connection with the review of the Funds' tax returns.

                   FISCAL YEAR END 2003 AUDIT AND OTHER FEES

                                                                                    NON-AUDIT FEES
                                                                 -----------------------------------------------------
          NAME OF FUND            FISCAL YEAR-END   AUDIT FEES   AUDIT-RELATED   TAX(3)    ALL OTHER   TOTAL NON-AUDIT    TOTAL
          ------------            ---------------   ----------   -------------   ------    ---------   ---------------    -----
Advantage Municipal Income
 Trust..........................       10/31          27,575          3,170       1,500         0            4,670         32,245
Advantage Municipal Income Trust
 II.............................       10/31          22,275          3,170       1,500         0            4,670         26,945
Advantage Pennsylvania Municipal
 Income Trust...................       10/31          22,274          3,170       1,500         0            4,670         26,944
California Value Municipal
 Income Trust...................       10/31          22,274          3,170       1,500         0            4,670         26,944
Florida Quality Municipal
 Trust..........................       10/31          22,274          3,170       1,500         0            4,670         26,944
Massachusetts Value Municipal
 Income Trust...................       10/31          22,274          3,170       1,500         0            4,670         26,944
Municipal Opportunity Trust.....       10/31          27,574          3,170       1,500         0            4,670         32,244
Municipal Opportunity Trust
 II.............................       10/31          27,574          3,170       1,500         0            4,670         32,244
Municipal Trust.................       10/31          27,574          3,170       1,500         0            4,670         32,244
New York Quality Municipal
 Trust..........................       10/31          22,274          3,170       1,500         0            4,670         26,944
New York Value Municipal Income
 Trust..........................       10/31          22,274          3,170       1,500         0            4,670         26,944
Ohio Quality Municipal Trust....       10/31          22,274          3,170       1,500         0            4,670         26,944
Pennsylvania Quality Municipal
 Trust..........................       10/31          22,274          3,170       1,500         0            4,670         26,944
Pennsylvania Value Municipal
 Income Trust...................       10/31          22,274          3,170       1,500         0            4,670         26,944
Select Sector Municipal Trust...       10/31          22,274          3,170       1,500         0            4,670         26,944
Trust for Insured Municipals....       10/31          27,574          3,170       1,500         0            4,670         32,244
Trust for Investment Grade
 Florida Municipals.............       10/31          22,274          3,170       1,500         0            4,670         26,944
Trust for Investment Grade
 Municipals.....................       10/31          27,574          3,170       1,500         0            4,670         32,244
Trust for Investment Grade New
 Jersey Municipals..............       10/31          22,274          3,170       1,500         0            4,670         26,944
Trust for Investment Grade New
 York Municipals................       10/31          22,274          3,170       1,500         0            4,670         26,944
Trust for Investment Grade
 Pennsylvania Municipals........       10/31          22,274          3,170       1,500         0            4,670         26,944
Value Municipal Income Trust....       10/31          27,575          3,170       1,500         0            4,670         32,245
High Income Trust II............       12/31          38,135          3,550       1,500         0            5,050         43,185
Income Trust....................       12/31          21,730              0       1,500         0            1,500         23,230
Covered Entities(1).............                         N/A        230,000(2)        0         0          230,000        230,000

---------------
N/A- Not applicable.
(1) Covered Entities include the Adviser and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Funds.
(2) Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of Covered Entities' financial statements.
(3) Tax Fees represent tax compliance services provided in connection with the review of the Funds' tax returns.

                         [VAN KAMPEN INVESTMENTS LOGO]

                                                                     VKCL 05

           [X] PLEASE MARK
               VOTES AS IN
               THIS EXAMPLE          FORM OF PROXY
                                VAN KAMPEN XXXXX TRUST

                         JOINT ANNUAL MEETING OF SHAREHOLDERS

                  PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

           The undersigned holder of Common Shares of VAN KAMPEN XXXXX TRUST, a XXXXX business trust (the "Fund"), hereby appoints XXXXX, XXXXX and XXXXX and each of them or their respective designees, with full power of substitution and revocation, as proxies to represent the undersigned at the Joint Annual Meeting of Shareholders to be held at the offices of Van Kampen Investments Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, on Friday, October 28, 2005 at 10:00 a.m., and any
           and all adjournments thereof (the "Meeting"), and thereat to vote all XXXXX Shares which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions indicated herein.

                                                                                                     FOR ALL
                 1.     Authority to vote for the election as Trustees, the nominees  FOR  WITHHOLD  EXCEPT
                        named below:                                                  [ ]    [ ]       [ ]
                        Class X Trustees: (01) XXXXX, (02) XXXXX (03) XXXXX and (04)
                        XXXXX

                        ------------------------------------------------------------

                        TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE,
                        CHECK "FOR ALL EXCEPT" AND WRITE THE NOMINEE'S NAME ON THE
                        LINE BELOW.
                        ------------------------------------------------------------

                 2.     To transact such other business as may properly come before the Meeting.

           If more than one of the proxies, or their substitutes, are present at the Meeting or any adjournment thereof, they jointly (or, if only one is present and voting then that one) shall have authority and may exercise all powers granted hereby. This Proxy, when properly executed, will be voted in accordance with the instructions marked by the undersigned on the reverse side. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL DESCRIBED HEREIN AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF MEETING AND JOINT PROXY STATEMENT FOR THE MEETING TO BE HELD ON OCTOBER 28, 2005.

PLEASE VOTE, DATE AND SIGN ON REVERSE SIDE AND
RETURN PROMPTLY IN ENCLOSED ENVELOPE

HAS YOUR ADDRESS CHANGED?                                                                                  Date
                                                             --------------------------------------------  ------------------
                                                             Shareholder signature

------------------------------------------                   -------------------------------------------- Date --------------
                                                             Co-owner signature (if applicable)
------------------------------------------

------------------------------------------

                                                             Mark box at right if an address change has
                                                             been noted on the reverse side of this
                                                             card.  [ ]

                                                             Please sign this Proxy exactly as your name
                                                             or names appear on the books of the Fund.
                                                             When signing as attorney, trustee, executor,
                                                             administrator, custodian, guardian or
                                                             corporate officer, please give full title.
                                                             If common shares are held jointly, each
                                                             holder must sign.